Exhibit 99.2

Jerry Mendell, MD Center for Gene Therapy Nationwide Children’s Hospital Columbus, OH Louise Rodino-Klapac, PhD Sarepta Therapeutics Cambridge, MA

Today’s Presentation • DMD background and the engineering of micro-dystrophin • Micro-dystrophin preclinical data • Evidence of gene therapy efficacy from SMA • Clinical data of micro-dystrophin gene therapy for DMD SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 2 DMD, Duchenne muscular dystrophy; SMA, spinal muscular atrophy.

DMDOur motivation SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 3 Picture of DMD • Most common life-threatening childhood patient taken by Duchenne (1863) muscular dystrophy • Devastating disease —Boys are wheelchair-dependent by 12-13 years old • Patients die in early 20s-30s from pneumonia and/or cardiomyopathy • Incidence of 1:3500–5000 male births worldwide • Elevated CK levels CK, creatine kinase.

Dystrophin-associated Protein Complex (DAPC)

- Dystrophin is a core component of the DAPC
- Functions as a "shock absorber" during muscle contraction
- Loss of dystrophin causes disassembly of the entire DAPC
- Normal muscle contraction in DMD causes chronic muscle breakdown
- ***Restore the DAPC complex – restore function***



α2
Laminin 2
β1
γ1
Extracellular matrix
Sarcoglycan complex
α DG
Dystroglycans
Sarcolemma
δ
γ
β
α
βDG
Sarcospan
Cytoplasm
β1
Syntrophins
β2
nNOS binding sites
α
α-Dystrobrevin
Actin filaments
Dystrophin

Image adapted from Fairclough RJ, et al. *Nat Rev Genet*. 2013;14(6):373-378.

DG, dystroglycan; nNOS, neuronal nitric oxide synthase.

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Receptor uncoating nuclear penetration ssDNA dsDNA • “Mini” chromosome • Does not integrate into host genome AAV particle Muscle Cell Adeno-associated Virus (AAV) Is a Delivery Vehicle for Dystrophin 5 DNA, deoxyribonucleic acid; dsDNA, double-stranded DNA; ssDNA, single-stranded DNA. SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

REP CAP ITRs 145 bp Packaging signal ~5 kb Adeno-associated Virus (AAV) Is a Delivery Vehicle for Dystrophin • ssDNA virus • Does not cause disease in humans • Long-term persistence in cells 6 Open reading frames of AAV kb, kilobase; nm, nanometer. AAV Capsid SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Adeno-associated Virus (AAV) Is a Delivery Vehicle for Dystrophin

- ssDNA virus
- Does not cause disease in humans
- Long-term persistence in cells
- Gene therapy requires replacement of viral genes with gene of interest

Structure of typical AAV construct with gene of interest


Pro
cDNA cassette
pA
~5 kb

AAV Capsid


10 nm

cDNA, complementary DNA; kb, kilobase; pA, polyadenylation signal; nm, nanometer; Pro, promoter sequence.

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Pathogenesis of DMD

- Dystrophin is the largest gene in the human genome at 2.6 Mb
  - Poses a critical obstacle for molecular manipulation

Dystrophin encodes a protein with 4 domains



Domain
N
H1
R1
R2
R3
H2
R4
R5
R6
R7
R8
R9
R10
R11
R12
R13
R14
R15
R16
R17
R18
R19
H3
R20
R21
R22
R23
R24
H4
CR
CT
Domain
Central Rod Domain
(24 spectrin-like repeats, 4 hinges)
Domain

CR, cysteine-rich; CT, carboxy-terminal; H, hinge; Mb, megabase; N, amino-terminal; R, spectrin-like repeat.

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How Do We Decrease the Size of the *DMD* Gene?

Birth of the mini-dystrophins

- Clinical observations paved the way for mini-gene therapy
- 61-year-old ambulatory patient with Becker muscular dystrophy had 46% of dystrophin coding region deleted (Del 17-48)[1]


N
H1
R1
R2
R3
H2
R4
R5
R6
R7
R8
R9
R10
R11
R12
R13
R14
R15
R16
R17
R18
R19
H3
R20
R21
R22
R23
R24
H4
CR
CT

***R2** and **R3** critical for force production.*

***R16** and **R17** are required for the association of nNOS with the DAPC. Not present in this patient.*

1. England SB, et al. *Nature*. 1990;343(6254):180-182.
2. Wells DJ, et al. *Hum Mol Genet*. 1995;4(8):1245-1250.

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How Do We Decrease the Size of the DMDGene?Birth of the mini-dystrophins 10 “Mini”-dystrophin2 (6 Kb) 1. England SB, et al. Nature. 1990;343(6254):180-182. 2. Wells DJ, et al. Hum Mol Genet. 1995;4(8):1245-1250. N H1 R1 R2 R3 H3 R20 R21 R22 R23 R24 H4 CR CT • Clinical observations paved the way for mini-gene therapy •61-year-old ambulatory patient with Becker muscular dystrophy had 46% of dystrophin coding region deleted (Del 17-48)1 N H1 R1 R2 R3 R4 R5 R6 R7 R8 R9 R10 R11 R12 R13 R14 R15 R16 R17 R18 R19 H3 H2 R20 R21 R22 R23 R24 H4 CR CT R2and R3critical for force production. R16and R17are required for the association of nNOS with the DAPC. Not present in this patient. SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Challenge:
Further Modify Dystrophin to <5 Kb So That It Can Fit in AAV Particle



N
H1
R1
R2
R3
H2
R4
R5
R6
R7
R8
R9
R10
R11
R12
R13
R14
R15
R16
R17
R18
R19
H3
R20
R21
R22
R23
R24
H4
CR
CT
14-240
241-336
337-447
448-556
557-667
668-717
718-828
829-934
935-1045
1046-1154
1155-1263
1264-1367
1368-1453
1454-1568
1569-1676
1677-1778
1779-1874
1875-1991
1992-2101
2102-2208
2209-2318
2319-2423
2424-2470
2471-2577
2578-2686
2687-2802
2803-2931
2932-3040
3041-3112
3090-3360
3361-3685
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79
DG
NH3+
H1
H2
Rod
H3
H4
CR
COO-

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AAVrh74.MHCK7.Micro-dystrophin

- MHCK7 promoter enables robust dystrophin expression in heart and skeletal muscle
- AAVrh74 provides broad distribution to ***all*** muscle types, including the heart and diaphragm



N
H1
R1
R2
R3
H2
R4
R5
R6
R7
R8
R9
R10
R11
R12
R13
R14
R15
R16
R17
R18
R19
H3
R20
R21
R22
R23
R24
H4
CR
CT
145 bp
795 bp
97 bp
3,591 bp
53 bp
145 bp
MHCK7 PROMOTER
INTRON
MICRO-DYSTROPHIN
pA
ITR
ITR
ABD
1
SR1
SR2
SR3
2
SR24
4
CR
AAVrh74

ITR, inverted tandem repeat; SR, spectral-like repeat.

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Strong Profile for AAVrh74 • Demonstrated efficacy — Ideal systemic biodistribution vs other vectors in preclinical testing — Widespread high-level gene expression after IV infusion in preclinical animal models — Gene expression in Phase 1 trials across multiple diseases by IM and IV delivery* — Low pre-existing immunogenicity:Nonhuman serotype guards against pre-existing immunity (still under evaluation; currently <15%) • Demonstrated safety — No observed adverse effect level (NOAEL) in primates and mice • GLP toxicity studies: IM, n=5; ILP, n=3; IV, n=2 — 14 human subjects dosed (IM, n=4; IV, n=10) without vector-related adverse effects — 6 approved INDs 13 GLP, good laboratory practice; ILP, isolated limb perfusion; IM, intramuscular; IND, investigational new drug; IV, intravenous. *Unpublished data based on screening of approximately 70 patients with Limb girdle muscular dystrophy (LGMD) or DMD. SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Definitive Preclinical Studiesof Systemic Delivery of Micro-dystrophin in mdxMice

Preclinical IV Study Design for the Delivery of AAVrh74.MHCK7.Micro-dystrophin


145 bp
795 bp
97 bp
3,591 bp
53 bp
145 bp
ITR
MHCK7 PROMOTER
INTRON
MICRO-DYSTROPHIN
pA
ITR

2 x 10^{12} vg total dose
(8 x 10^{13} vg/kg)

6 x 10^{12} vg total dose
(2 x 10^{14} vg/kg)

1.2 x 10^{13} vg total dose
(6 x 10^{14} vg/kg)

Assess efficacy and safety 12 weeks after gene delivery

- Transgene expression and biodistribution
- Western blot and qPCR
- Histological analysis
- Functional benefit
- Safety and toxicity

qPCR, quantitative polymerase chain reaction; vg, viral genomes.

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Reassembly of the Dystrophin-associated Protein Complex With Micro-dystrophin 16 Image adapted from Fairclough RJ, et al. Nat Rev Genet. 2013;14(6):373-378. Dystrophin and BSG Expression (IHC) BSG, β-sarcoglycan; IHC, immunohistochemistry; LR, locoregional. Schematic of the DAPC SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Widespread Expression After Micro-dystrophin Gene Delivery 17 Dystrophin Expression (IHC) SAREPTA THERAPEUTICS, INC. 2018 R&D DAY WT, wild-type.

Widespread Expression After Micro-dystrophin Gene Delivery SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 18 Dystrophin Positive-Fibers (%) 0 50 100 Tibialisanterior Gastrocnemius Quadriceps Psoas Triceps Diaphragm Gluteus Wt 1 x 1013vg 6 x 1012vg 1.2 x 1012vg Fiber Expression (%)

Sirius Red-Diaphragm * 0 10 20 30 Collagen (%) Reduced Fibrosis Accompanies Functional Improvement in the Diaphragm 19 0 100 200 300 Specific Force (mN/mm2) Specific Force-Diaphragm Fibrosis, Sirius Red staining. Muscle, fast green staining. Evaluation of Fibrosis in the Diaphragm (IHC) WT mdx-LR 2 x 1012vg 6 x 1012vg 1.2 x 1013vg Effective Doses mN, milliNewtons. SAREPTA THERAPEUTICS, INC. 2018 R&D DAY P<0.05 P<0.01

Fiber Diameter (μm) **** 0 5 10 15 20 25 Wildtype mdx-LR 2e12 vg 6e12 vg 1.2e13… Tibialis Anterior Fiber Diameter (μm) **** Diaphragm 0 10 20 30 40 50 Wildtype mdx-LR 2e12 vg 6e12 vg 1.2e13 vg Fiber Diameter (μm) **** Triceps 0 10 20 30 40 50 Wildtype mdx-LR 2e12 vg 6e12 vg 1.2e13 vg AAV.microdys MDX-LR Wildtype Diaphragm Tibialis Anterior Triceps Histological Improvement in Muscles Treated With AAVrh74.MHCK7.Micro-dystrophin 20 Pathologist Conclusions Efficacy • Injection of mdx mice with the test article substantially reduced in a dose-dependent manner the skeletal myopathy that developed in vehicle-treated, age-matched mdx mice Safety • The test article AAVrh74.MHCK7.Microdystrophin (administered at 2 x 1012, 6 x 1012, or 1.2 x 1013 vg total dose by IV injection at 4-6 weeks of age) did not induce anatomic lesions in muscles of male mdx knockout mice at 12 weeks after administration SAREPTA THERAPEUTICS, INC. 2018 R&D DAY P<0.05 P<0.05 P<0.05

CK Reduction, Muscle Strength, and Stamina Improvement in *mdx* Mice Treated With AAVrh74.MHCK7.Micro-dystrophin


CK
1000
800
600
400
200
0
CK Levels (U/L)
P<0.05
Wt
mdx-LR
AAV.microdys
Specific Force in TA
300
200
100
0
Specific Force (mN/mm²)
P<0.01
P<0.01
Wt
mdx-LR
6e12 vg
1.2e13 vg
Eccentric Contractions
1.1
1.0
0.9
0.8
0.7
0.6
Force (Fraction oF First Contraction)
Wt
mdx-LR
6e12 vg
1.2e13 vg
1
2
3
4
5
Eccentric Contraction (Cycle Number)

- No difference in fatigue in the 6 x 10^{12} vg and 1.2 x 10^{13} vg doses

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Widespread Biodistribution Throughout 8 Different Muscle Groups With Systemic Delivery of Micro-dystrophin in the *mdx* Mouse Model



Vg copies per µg Total DNA
Hrt
Lng
Liv
Kid
Spl
Gon
Dia
Pso
Tri
Qd
Gas
TA
1E+03
1E+04
1E+05
1E+06
1E+07
1E+08
2 x 10^12 vg
6 x 10^12 vg
1.2 x 10^13 vg



MHCK7 promoter expresses micro-dystrophin in muscle (WB)
6 x 10^12 vg
1.2 x 10^13 vg
Micro-dystrophin
α-actinin
GAS
HRT
QD
PSO
DIA
TRI
GLUT
TA
PSO
GLUT
TRI
TA
GAS
QD
DIA
HRT
MHCK7 promoter does not express micro-dystrophin in off-target organs (WB)
6 x 10^12 vg
1.2 x 10^13 vg
Micro-dystrophin
γ-tubulin
SPL
LUNG
LIV
KID
GON
SPL
LUNG
LIV
KID
GON

Dia, diaphragm; Gas, gastrocnemius, Gon, gonadal; Hrt, heart; kDA, kilodaltons; Kid, kidney; Liv, liver; Lng, lung; Pso, Psoas; Qd, quadriceps; Spl, spleen; Tri, triceps, WB, Western Blot.

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Micro-dystrophin With FLAG Tag Will Reveal Transgene Distribution in Nonhuman Primates (NHPs) 23 MHCK7 PROMOTER INTRON MICRO-DYSTROPHIN pA ITR 145 bp 795 bp 97 bp 3,591 bp 53 bp 145 bp DYKDDDDK FLAG ITR (FLAG epitope) SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Endogenous Dystrophin and Micro-dystrophin.FLAG Colocalize to the Sarcolemma in NHPs SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 24

Widespread Biodistribution With Systemic Delivery of Micro-dystrophin in NHPs

Micro-dystrophin Tissue Expression (IHC)



H & E
FLAG
Quad Treated
Quad treated
Hamstring treated
Hamstring treated

Micro-dystrophin Tissue Expression (WB)



Micro-dystrophin
(138 kDa)
GAPDH (37 kDa)
DIA
GLUT
LMG
TRI
QD
HAM
TA
GAS

- NHPs were treated with 2×10^{14} vg/kg with AAVrh74.MHCK7.Micro-dystrophin

GAPDH, glyceraldehyde 3-phosphate dehydrogenase; H & E, hematoxylin and eosin; HAM, hamstring; LMG, left adductor magnus.

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0 100,000 200,000 300,000 400,000 500,000 BL 2 4 8 12 No Abnormal Immunological Responses Were Observed With Systemic Delivery of Micro-dystrophin in NHPs*† 26 BL, baseline; CBC, cell blood count; ConA, concanavalin A; ELISpot, enzyme-linked immunospot; DMSO, dimethyl sulfoxide; IFNγ, interferon gamma; PBMC, peripheral blood mononuclear cell; SFC, spot-forming cells. *CBC/Chemistries Performed at Charles Rivers and histopathology formally reviewed by a veterinary pathologist (GEMpath Inc.). †Systemic delivery of AAVrh74.MHCK7.micro-dystrophin did not induce any anatomic lesions. Serum (1:X Dilution) Weeks from gene transfer Anti-AAVrh74 Antibodies Day-7 2 4 8 12 SPC/106PBMCs 100 0 200 300 400 2500 3000 3500 4000 4500 500 IFNγELISpot of AAVrh74 and Micro-dystrophin Peptide Responses Weeks from gene transfer DMSO (Negative Control) ConA(Positive Control) AAVrh pool 1 AAVrh pool 2 AAVrh pool 3 micro-dystrophin pool 1 micro-dystrophin 2 micro-dystrophin 3 micro-dystrophin 4 SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Conclusions Construct optimized for use in DMD • AAVrh74 efficiently transduces all muscle types • Low pre-existing immunity for AAVrh74 • MHCK7 promoter allows for cardiac and skeletal transgene muscle expression Preliminary preclinical results • Widespread micro-dystrophin expression across all muscle types • Reduction in CK • Improved functional measures • No toxicity SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 27

Evidence From Spinal Muscular Atrophy

0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 Age (months*) AVXS-101: Survival Data (as of Feb 2018) 29 Cohort 1 6.7 x 1013 vg/kg Cohort 2 2 x 1014vg/kg PNCR Natural History Study1: 75% event-free 50% event-free 25% event-free 8% event-free PNCR, Pediatric Neuromuscular Clinical Research Network. *Month defined as 30 days. 1. Finkel RS, et al. Neurology. 2014;83(9):810-817. Cohort Current Median Age (Survival) (months*) 1 47 2 33 2 years Outcome: death or >16 hr/day of ventilator dependence for ≥2 weeks Construct: AAV9 serotype SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Nationwide Children's
When your child needs a hospital, everything matters.™

AVXS-101: Motor Milestones

Two children are able to crawl, pull to a stand, and stand and walk independently

Cohort 2 2×10^{14} vg/kg	Age at gene therapy (months)	Motor Milestone Achievement							
							Sitting Unassisted		
		Brings hand to mouth	Head control	Partial roll*	Roll†	Sitting with assistance	≥5 seconds‡	≥10 seconds§	≥30 seconds‖
E.04	6	✓	✓	✓	✓	✓	✓		
E.05	4	✓	✓	✓	✓	✓	✓	✓	✓
E.06	2	✓	✓	✓	✓	✓	✓	✓	✓
E.07	4	✓	✓	✓	✓	✓	✓	✓	
E.08	8	✓							
E.09	5	✓	✓	✓	✓	✓	✓	✓	✓
E.10	1	✓	✓	✓	✓	✓	✓	✓	✓
E.11	2	✓	✓	✓	✓	✓	✓	✓	✓
E.12	3	✓	✓	✓	✓	✓	✓	✓	✓
E.13	1	✓	✓	✓	✓	✓	✓	✓	✓
E.14	4	✓	✓	✓	✓	✓	✓	✓	✓
E.15	2	✓	✓	✓	✓	✓	✓	✓	✓

*Bayley Scales of Infant and Toddler Development, item #20, rolls a minimum 180° from back in only one direction. †Bayley Scales of Infant and Toddler Development, item #20, rolls a minimum 180° from back to both left and right. ‡Sitting unassisted for ≥5 seconds is in accordance with the criteria of item 22 in the Bayley Scales of Infant and Toddler Development – gross motor subtest and surpasses the 3-second count used as a basis for sitting (test item 1) in the Hammersmith Functional Motor Scale – Expanded for SMA (HFMSE). §Sitting unassisted for ≥10 seconds is in accordance with the criteria in the World Health Organization – MultiCentre Growth Reference Study. ‖Sitting unassisted for ≥30 seconds defines functional independent sitting and is in accordance with the criteria of item 26 in the Bayley Scales of Infant and Toddler Development – gross motor subtest.

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Gene Transfer at 4 Weeks 31 SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Gene Transfer at 4 Weeks 32 SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Phase 1/2 Clinical Trial

Open-label Trial Design • 12 subjects with DMD –open trial — Cohort A: 6 subjects; 3 months-3 years of age — Cohort B: 6 subjects; 4-7 years of age • Inclusion criteria — Confirmed DMDmutation between exons 18-58, inclusive — Negative for AAVrh74 antibodies SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 34

Cohort B (4-7 years of age) Endpoints • Primary endpoint: — Safety • Secondary endpoints: — Change in micro-dystrophin expression pre-vs post-treatment — Decrease in CK — 100-meter timed test (100m) — North Star Ambulatory Assessment (NSAA; 10-meter timed test included) — Timed Up and Go (TUG) — Ascend and descend 4 steps — Hand-held Dynamometry (HHD) — Cardiac MRI (at 1 year) SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 35 MRI, magnetic resonance imaging.

Clinical Study Results From Cohort B

Subject Demographics at Baseline SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 37 Subject Age (years) CKLevelsat Baseline (U/L) 1 5 20,691 2 4 23,414 3 6 34,942 4 4 29,210

Robust Micro-dystrophin Expression in Muscle Fibers from the Gastrocnemius 38 Subject 2 Subject 1 Subject 3 Post- Treatment Pre- Treatment Normal Control Micro-dystrophin expression (IHC) SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Robust Micro-dystrophin Expression in Muscle Fibers from the Gastrocnemius 39 Subject Mean Intensity Percentage of Dystrophin-Positive Fibers 1 82.0% 78.0% 2 59.0% 73.5% 3 83.0% 77.0 % Mean 74.5% 76.2 % SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Detection of Micro-dystrophin Expression by Western Blot Post-Treatment Full-length Dystrophin Micro-dystrophin Actinin Subject 3 SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 40 80 Subject 2 Standard Curve (% NC pool) 40 20 10 5 Post Pre Post Pre DMD Subject 1 80 Block 1 40 20 10 5 Post Pre Post Pre DMD Block 2 Standard Curve (% NC pool)

Detection of Micro-dystrophin Expression by Western Blot Post-Treatment Full-length Dystrophin Micro-dystrophin Actinin Subject 3 SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 41 80 Subject 2 Standard Curve (% NC pool) 40 20 10 5 Post Pre Post Pre DMD Subject 1 80 Block 1 40 20 10 5 Post Pre Post Pre DMD Block 2 Standard Curve (% NC pool) Western quantitation method Mean micro-dystrophin expression compared vs normal Sarepta 38.2% (not adjusted for fat and fibrotic tissue) Nationwide 53.7%(adjusted for fat and fibrotic tissue)

Subject VectorCopies/μg DNA Copies per Nucleus* 1 >105 1.7 2 >105 1.3 3 >105 1.9 Vector Genome Copy Number Is >1 Copy Per Nucleus, Consistent With Micro-dystrophin Expression Levels 42 *1 vector copy per nuclei translates to ~50% micro-dystrophin positive fibers SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Creatine Kinase (CK) in DMD • Increased permeability of the sarcolemma leads to the leakage of CK from muscle fibers • Increased serum CK values are the hallmark of muscle damage, and are elevated in DMD (and other muscle diseases) — Markedly elevated CK values are diagnostic of DMD • Peak serum CK values are usually observed in patients with DMD who are between the ages of 2 to 5 years1 43 1. Zatz M, et al. J Neurol Sci .1991;102:190–196. SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Creatine Kinase (CK) in DMD • Increased permeability of the sarcolemma leads to the leakage of CK from muscle fibers • Increased serum CK values are the hallmark of muscle damage, and are elevated in DMD (and other muscle diseases) — Markedly elevated CK values are diagnostic of DMD • Peak serum CK values are usually observed in patients with DMD who are between the ages of 2 to 5 years1 • After the age of 7 years, serum CK values decrease with time and clinical progression — Serum CK values decline at a rate of ~8% per year in patients who are >7 years of age 44 1. Zatz M, et al. J Neurol Sci .1991;102:190–196. SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Creatine Kinase (CK) in DMD • Increased permeability of the sarcolemma leads to the leakage of CK from muscle fibers • Increased serum CK values are the hallmark of muscle damage, and are elevated in DMD (and other muscle diseases) — Markedly elevated CK values are diagnostic of DMD • Peak serum CK values are usually observed in patients with DMD who are between the ages of 2 to 5 years1 • After the age of 7 years, serum CK values decrease with time and clinical progression — Serum CK values decline at a rate of ~8% per year in patients who are >7 years of age • The rate of serum CK values decrease is impacted by the extent of disease progression — The serum CK values of wheelchair-dependent patients, and patients with advanced muscle loss, decrease more slowly than other DMD patients 45 1. Zatz M, et al. J Neurol Sci .1991;102:190–196. SAREPTA THERAPEUTICS, INC. 2018 R&D DAY Creatine Kinase (CK) in DMD • Increased permeability of the sarcolemma leads to the leakage of CK from muscle fibers • Increased serum CK values are the hallmark of muscle damage, and are elevated in DMD (and other muscle diseases) — Markedly elevated CK values are diagnostic of DMD • Peak serum CK values are usually observed in patients with DMD who are between the ages of 2 to 5 years1 • After the age of 7 years, serum CK values decrease with time and clinical progression — Serum CK values decline at a rate of ~8% per year in patients who are >7 years of age • The rate of serum CK values decrease is impacted by the extent of disease progression — The serum CK values of wheelchair-dependent patients, and patients with advanced muscle loss, decrease more slowly than other DMD patients 45 1. Zatz M, et al. J Neurol Sci .1991;102:190–196. SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

0 10,000 20,000 30,000 40,000 0 1 2 3 4 5 6 7 8 9 10 11 12 CK Value (U/L) Months Post-Treatment Subject 1 Subject 2 Subject 3 Subject 4 SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 46 CK Values Over Time* 87% decrease from Day 0 (n=3) CK Levels Are Dramatically Reduced with Micro-dystrophin Therapy

Micro-dystrophin Gene Therapy Upregulates DAPC Proteins α-Sarcoglycan β-Sarcoglycan Normal Control Pre-treatment Expression of DAPC Proteins in Muscle Fibers from the Gastrocnemius of Subject 2 (IHC) Post-treatment SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 47

Patient Videos

Patient Home Video: Stair Climbing 2 days post-treatment 60 days post-treatment SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 49

Patient Video SAREPTA THERAPEUTICS, INC. R&D DAY 2018 Post-treatment 50

Patient Home Video: 90 Days Post-Treatment SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 51

Safety

Safety (n=4) • No Serious Adverse Events (SAEs) in this study • 2 subjects had elevated GGT that resolved with increased steroids within a week and returned to baseline levels • No other clinically significant laboratory findings • Patients had transient nausea generally within the first week coincident with increased steroid dosing — Did not correlate with liver enzyme elevations or any other abnormality 53 GGT, gamma-glutamyl transpeptidase. SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Adaptive Clinical Study Design

Cohort C (4-7 years of age): Addition of Placebo-controlled Study Cohort 55 Subjects • Treatment arm, n=12 • Placebo arm, n=12 —Crossover at 1 year Endpoints • Primary: —Safety —Demonstration of micro-dystrophin protein expression • Secondary: —Decrease in CK —Time to rise —Ascend 4 steps —NSAA —10-meter timed test —100-meter timed test SAREPTA THERAPEUTICS, INC. 2018 R&D DAY

Summary Preliminary Clinical Results • Consistent with preclinical results • Widespread micro-dystrophin expression • Upregulation of the DAPC complex • Reduction in CK is unprecedented • Vector genome copy levels (>1 copy/nucleus) are consistent with robust micro-dystrophin protein expression • Use of the MHCK7 promoter will significantly alter DMD disease course in the heart • New placebo-controlled study design could serve as the basis for registration SAREPTA THERAPEUTICS, INC. 2018 R&D DAY 56